Fourth Quarter 2025 Webcast Presentation February 10, 2026 NYSE: WCC

Forward-Looking Statements and Non-GAAP Measures 2 All statements made herein that are not historical facts should be considered as "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These statements include, but are not limited to, statements regarding business strategy, growth strategy, competitive strengths, productivity and profitability enhancement, competition, new product and service introductions, and liquidity and capital resources. Such statements can generally be identified by the use of words such as "anticipate," "plan," "believe," "estimate," "intend," "expect," "project," and similar words, phrases or expressions or future or conditional verbs such as "could," "may," "should," "will," and "would," although not all forward-looking statements contain such words. These forward-looking statements are based on current expectations and beliefs of Wesco's management, as well as assumptions made by, and information currently available to, Wesco's management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of Wesco's and Wesco's management's control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Important factors that could cause actual results or events to differ materially from those presented or implied in the forward-looking statements include, among others, the failure to achieve the anticipated benefits of, and other risks associated with, acquisitions, joint ventures, divestitures and other corporate transactions; the inability to successfully integrate acquired businesses; the impact of increased interest rates or borrowing costs; fluctuations in currency exchange rates; evolving impacts from tariffs or other trade tensions between the U.S. and other countries (including implementation of new tariffs and retaliatory measures); failure to adequately protect Wesco's intellectual property or successfully defend against infringement claims; the inability to successfully deploy new technologies, digital products and information systems or to otherwise adapt to emerging technologies in the marketplace, such as those incorporating artificial intelligence (AI); risks relating to our use or reliance on AI; failure to execute on our efforts and programs related to environmental, social and governance (ESG) matters; unanticipated expenditures or other adverse developments related to compliance with new or stricter government policies, laws or regulations, including those relating to data privacy, cybersecurity, competition, sustainability and environmental protection; the inability to successfully develop, manage or implement new technology initiatives or business strategies, including with respect to the expansion of e-commerce or AI capabilities and other digital solutions and digitalization initiatives; disruption of information technology systems or operations; natural disasters (including as a result of climate change), health epidemics, pandemics and other outbreaks; supply chain disruptions; geopolitical conflicts and issues, such as the ongoing Middle East and Russia/Ukraine conflicts; the impact of changing and expanding export controls, sanctions, and data localization rules; the failure to manage the increased risks and impacts of cyber incidents or data breaches; and exacerbation of key materials shortages, inflationary cost pressures, material cost increases, demand volatility, and logistics and capacity constraints, any of which may have a material adverse effect on the Company's business, results of operations and financial condition. All such factors are difficult to predict and are beyond the Company's control. Additional factors that could cause results to differ materially from those described above can be found in Wesco's most recent Annual Report on Form 10-K and other periodic reports filed with the U.S. Securities and Exchange Commission. Non-GAAP Measures In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) above, this presentation includes certain non-GAAP financial measures. These financial measures include organic sales growth, gross profit, gross margin, earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA, adjusted EBITDA margin, financial leverage, free cash flow, adjusted selling, general and administrative expenses, adjusted income from operations, adjusted operating margin, adjusted other non-operating expense (income), adjusted provision for income taxes, adjusted income before income taxes, adjusted net income, adjusted net income attributable to WESCO International, Inc., adjusted net income attributable to common stockholders, and adjusted earnings per diluted share. The Company believes that these non-GAAP measures are useful to investors as they provide a better understanding of our financial condition and results of operations on a comparable basis. Additionally, certain non-GAAP measures either focus on or exclude items impacting comparability of results such as digital transformation costs, restructuring costs, merger-related and integration costs, cloud computing arrangement amortization, pension settlement cost and excise taxes on excess pension plan assets related to the settlement of the Anixter Inc. Pension Plan, loss on abandonment of assets, the gain recognized on the divestiture of the WIS business, the loss on termination of business arrangement, and the related income tax effects, allowing investors to more easily compare the Company's financial performance from period to period. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above. © 2026 Wesco International

2025 Highlights and 2026 Outlook

Building strong momentum as we enter 2026, driven by broad-based growth and record backlog

Strong performance continued, with **organic sales up 9% YOY** in Q4 and for the full year 2025.

- Record annual sales of $23.5B in 2025, up 9% organically, with growth led by CSS up ~17% and EES up ~8%
- Second consecutive quarter of growth in Utility in Q4, driven by Investor-Owned Utilities
- Total data center sales up over 50% in 2025 and reached a record ~$4.3B, representing ~18% of total company sales
- Q4 adjusted EBITDA of $409 million, up 10% YOY
- Q4 adjusted earnings per share of $3.40, up 8% YOY
- Full year 2025 adjusted earnings per share of $12.91, up 6%

Record backlog sets the stage for strong 2026.

- Record year-end backlog, up 19%; record CSS backlog, up ~40%
- All three SBU's grew backlog at year-end
- Well positioned to continue to outperform our markets and benefit from secular growth trends of AI-driven data centers, increased power generation, electrification, automation and reshoring

Full-year 2026 outlook reflects **increasing momentum** seen throughout 2025.

- Strong start to 2026 with preliminary January sales per workday up ~15%
- Looking ahead in 2026, we anticipate meaningful improvement in both EBITDA margin and free cash flow
- Initiating 2026 outlook with a reported sales growth range of 5%-8%, adjusted EBITDA margin of ~6.8% at the mid-point, adjusted EPS range of $14.50 to $16.50 and free cash flow between $500-$800 million wesco

See appendix for non-GAAP definitions and reconciliations.

© 2026 Wesco International
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Fourth Quarter YOY Results

Strong quarter with organic sales up 9%, Adj. EBITDA up 10%, and Adj. EPS up 8%

Net Sales[1]

($Millions)



$5,500
$6,069
Q4 2024 Sales
Price
Volume
M&A, Fx, and Workdays
Q4 2025 Sales

- Reported sales up 10%, organic sales up 9%
- Volume growth across all three SBUs
- Estimated price benefit of ~3% (commodity inflation added one point to price)

Adjusted EBITDA



$371
6.7% of sales
$409
6.7% of sales
Q4 2024 Adjusted EBITDA
Reported Sales
Gross Margin %
SG&A[2]
Q4 2025 Adjusted EBITDA

- Gross margin 21.2%, in line with prior year
- SG&A[2] was flat
- Adjusted EBITDA margin 6.7%

[1] Sales growth attribution based on company estimates.
[2] SG&A for the reconciliation for adjusted EBITDA excludes the impact of stock-based compensation expense, digital transformation costs, cloud computing arrangement amortization and restructuring costs.
[3] See appendix for non-GAAP definitions and reconciliations.

wesco
© 2026 Wesco International
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Full Year 2025 YOY Results

Organic sales grew 9% for the year, reflecting strong and improving momentum


Net Sales[1]
($Millions)
$21,819
$23,511
2024 Sales
Price
Volume
M&A, Fx, and Workdays
2025 Sales


Adjusted EBITDA
$1,509
6.9% of sales
$1,537
6.5% of sales
2024 Adjusted EBITDA
Reported Sales
Gross Margin %
SG&A[2]
2025 Adjusted EBITDA

- Reported sales up 8%, organic sales up 9%
- Strong volume growth in CSS and EES
- Estimated price benefit of ~2% (commodity inflation added one point to price)

- Gross margin 21.1%, down 50 bps
- SG&A[2] leverage improved 10 bps
- Adjusted EBITDA margin down ~40 bps on lower gross margin
- Adjusted EPS up 6%

[1] Sales growth attribution based on company estimates.
[2] SG&A for the reconciliation for adjusted EBITDA excludes the impact of stock-based compensation expense, digital transformation costs, cloud computing arrangement amortization and restructuring costs.
[3] See appendix for non-GAAP definitions and reconciliations.

wesco

© 2026 Wesco International 5

Earnings Per Share

Solid Earnings Performance: Q4 EPS up 8%, 2025 EPS up 6%

Q4 EPS


$3.16
$3.40
Q4 2024 Adjusted EPS
Core Operations
Preferred Dividend
Interest
Tax
Other
Q4 2025 Adjusted EPS

- Core operations and benefit from preferred redemption drove EPS growth
- Tax related impact to interest expense ~$10 million
- Tax rate benefit in prior year period

FY EPS


$12.23
$12.91
2024 Adjusted EPS
Core Operations
Preferred Dividend
Interest
Tax
Other
2025 Adjusted EPS

- Benefit from preferred redemption, non-operating FX impact and lower share count drove EPS growth
- Core operations were slightly negative due to lower gross margin wesco

EPS growth attribution based on company estimates. See appendix for non-GAAP definitions and reconciliations.

© 2026 Wesco International 6

Communications & Security Solutions (CSS)

Organic sales up ~17% for the year reflecting strong data center growth of ~50%

Fourth Quarter Drivers

Organic sales up ~14%, reported sales up ~16% YOY[1]

- Wesco Data Center Solutions (WDCS) up over 30% driven by hyperscale customer demand
- Enterprise Network Infrastructure (ENI) up LSD
- Security up LDD (up mid-teens including data center projects) driven by share gains

Record year-end backlog up nearly 40% over prior year reflecting strong growth in data center projects

Improved profitability with 9.1% adjusted EBITDA margin

- Adjusted EBITDA up 29%, and adjusted EBITDA margin up 90 bps YOY, reflecting higher gross margin and stronger operating cost leverage

Full Year Drivers

Organic sales up ~17%, reported sales up ~18% YOY[1]

- Growth was driven by accelerating data center demand (up ~50%) and security

Improved profitability with 8.8% adjusted EBITDA margin

- Adjusted EBITDA margin improved 50 bps, reflecting strong operating cost leverage on double-digit sales growth

Q4 Results

$ Millions	Q4 2025	Q4 2024	YOY
Sales	**$2,425**	**$2,087**	**16%**
Adjusted EBITDA	**$221**	**$172**	**29%**

% of Sales	Q4 2025	Q4 2024	bps fav / (unfav)
Gross Profit	21.0%	20.8%	20 bps
SG&A[2]	11.9%	12.6%	70 bps
Adjusted EBITDA	9.1%	8.2%	90 bps

Full Year Results

$ Millions	FY 2025	FY 2024	YOY
Sales	**$9,101**	**$7,692**	**18%**
Adjusted EBITDA	**$799**	**$639**	**25%**

% of Sales	FY 2025	FY 2024	bps fav / (unfav)
Gross Profit	21.1%	21.5%	(40) bps
SG&A[2]	12.3%	13.2%	90 bps
Adjusted EBITDA	8.8%	8.3%	50 bps

[1] Organic and reported growth versus prior year sales recast for the shift of certain business from EES to CSS. See appendix for reconciliations of all prior year periods.
[2] Stock-based compensation expense is excluded from SG&A expenses, as this is an adjustment to calculate adjusted EBITDA.

wesco

© 2026 Wesco International
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Data center sales totaled $4.3B, up ~50% in 2025

Data center sales were ~18% of Wesco company 2025 sales

3-5 Years
Time to Power

Land acquisition with access to power

Transmission lines to a substation for site

Generator sets to enable backup power

Transformers to data center


Site Substation
Transformers
Generators

1-2 Year
Construction Period

Civil construction

Mechanical, plumbing and electrical equipment

Electrical distribution inside data hall

Commissioning


Data Center
gray space
white space

Total Data Center (all SBUs) Sales and YOY Growth

$4.3B in 2025


Up ~10%
Up ~20%
Up ~50%
Up ~90%
Up ~70%
Up ~65%
Up ~60%
Up ~30%
~$1.2B
Q1 '24
Q2 '24
Q3 '24
Q4 '24
Q1 '25
Q2 '25
Q3 '25
Q4 '25

Growth and Expansion of Capabilities Through M&A

November 2022	Rahi Systems	Hyperscale solutions
June 2024	entroCIM	Data center building intelligence software
December 2024	ascent	Data center facility services across the entire lifecycle

wesco

© 2026 Wesco International 8

Data Center Product, Services and Solutions Offering

Providing holistic services and solutions for every phase of the data center lifecycle

Gray Space

End-to-end electrical, automation and MRO capabilities



Electrical Infrastructure
Building wire, cable trays, medium-voltage cable, switch gear, UPS systems



Mechanical and Cooling
Automated switches and sensors, chillers, Computer Room Air Conditioning (CRAC), thermal



MRO, Safety and Other
Communication devices, janitorial, lighting, tools and equipment

Data Center


Gray Space
White Space


20%
80%

Wesco data center sales mix

White Space

Extensive next-generation infrastructure and services for always-on connectivity


IOT

Physical Security, IoT, Pro A/V
Access control, sensors and monitoring, video surveillance



Communications Infrastructure
Copper and fiber cabling systems, racks and enclosures, high-speed interconnects



IT Infrastructure
Compute, network, storage, wireless technologies

Services and Solutions for Every Phase of the Data Center Lifecycle

Pre-construction → Advisory Services → Grid Services → Installation Enhancement → Rack and Roll Services → Project Deployment Services → Managed Services → Operations

Global Ecosystem — Expansive Portfolio — Holistic Solutions

wesco

© 2026 Wesco International 9

Electrical & Electronic Solutions (EES)

Organic sales up ~8% in 2025 with growth across Construction, Industrial and OEM

Fourth Quarter Drivers

Organic and reported sales up ~9% YOY[1]

- Construction up LDD driven by strong wire and cable demand and continued infrastructure projects
- Industrial up LSD driven by continued project activity in Canada
- OEM up mid-teens reflecting strong growth in both the U.S. and Canada

Backlog up 6% over prior year

Improved profitability with 8.5% adjusted EBITDA margin

- Adjusted EBITDA up 16%, and adjusted EBITDA margin up 50 bps YOY, driven by improved gross margin and stronger operating cost leverage

Full Year Drivers

Organic sales up ~8% and reported sales up ~7% YOY[1]

- Strong OEM and Construction growth and improved Industrial performance
- Data center sales ~5% of total sales, up 40% YOY

Returned to profit growth in 2025 with an 8.0% adjusted EBITDA margin

- Adjusted EBITDA margin was down 30 bps due to lower gross margin driven by project activity and product mix

Q4 Results

$ Millions	Q4 2025	Q4 2024	YOY
Sales	**$2,273**	**$2,083**	**9%**
Adjusted EBITDA	**$194**	**$166**	**16%**

% of Sales	Q4 2025	Q4 2024	bps fav / (unfav)
Gross Profit	23.7%	23.2%	50 bps
SG&A[2]	15.2%	15.3%	10 bps
Adjusted EBITDA	8.5%	8.0%	50 bps

Full Year Results

$ Millions	FY 2025	FY 2024	YOY
Sales	**$8,956**	**$8,392**	**7%**
Adjusted EBITDA	**$718**	**$700**	**3%**

% of Sales	FY 2025	FY 2024	bps fav / (unfav)
Gross Profit	23.2%	23.7%	(50) bps
SG&A[2]	15.2%	15.4%	20 bps
Adjusted EBITDA	8.0%	8.3%	(30) bps

wesco

[1] Organic and reported growth versus prior year sales recast for the shift of certain business from EES to CSS. See appendix for reconciliations of all prior year periods.
[2] Stock-based compensation expense is excluded from SG&A expenses, as this is an adjustment to calculate adjusted EBITDA.

© 2026 Wesco International
10

Utility & Broadband Solutions (UBS)

Second consecutive quarter of positive growth in Q4

Fourth Quarter Drivers

Organic and reported sales up ~3% YOY

- Utility grew MSD, driven by strong double-digit growth with IOU customers (including the benefit of Grid Services), partially offset by continued softness with public power customers
- Broadband declined HSD YOY, due to a challenging prior year comparison

Backlog up 23% from prior year reflecting new project activity

Lower profitability primarily driven by public power utility customers

- Adjusted EBITDA margin down 120 bps YOY, reflecting lower gross margin

Full Year Drivers

Organic sales down ~1%, reported sales down ~5% YOY

- Utility was down LSD, due to reduced public power activity
- Broadband delivered MSD growth on continued network investments

Lower profitability driven primarily by public power utility customers

- EBITDA declined 90 bps, primarily due to competitive pressures in the public power market

Q4 Results

$ Millions	Q4 2025	Q4 2024	YOY
Sales	**$1,371**	**$1,330**	**3%**
Adjusted EBITDA	**$132**	**$144**	**(8%)**

% of Sales	Q4 2025	Q4 2024	bps fav / (unfav)
Gross Profit	17.4%	18.5%	(110) bps
SG&A[1]	7.7%	7.6%	(10) bps
Adjusted EBITDA	9.6%	10.8%	(120) bps

Full Year Results

$ Millions	FY 2025	FY 2024	YOY
Sales	**$5,454**	**$5,735**	**(5%)**
Adjusted EBITDA	**$563**	**$643**	**(13)%**

% of Sales	FY 2025	FY 2024	bps fav / (unfav)
Gross Profit	17.9%	18.6%	(70) bps
SG&A[1]	7.6%	7.4%	(20) bps
Adjusted EBITDA	10.3%	11.2%	(90) bps

[1] Stock-based compensation expense is excluded from SG&A expenses, as this is an adjustment to calculate adjusted EBITDA.

wesco
© 2026 Wesco International
11

Comprehensive solutions for large-scale and complex projects across the power chain Powering Critical Infrastructure with End-to-End Grid Services Program and Project Execution Project deployment, jobsite support, turnkey program management, emergency prep, response and restoration Supply Chain and Material Management Asset, materials and yard management, kitting, procurement, sourcing, staging, warehousing and logistics Technical and Field Support Value-added engineering, complex project management, product standardization and sourcing support Grid Services: Products and Solutions Distribution Overhead and underground MV networks Medium Voltage Cable connectivity and switching in MV environments Transmission Build, harden and modernize HV networks Substation Critical infrastructure, switching and transformation to the rack and equipmentFrom the grid to the building Holistic Power-to-Compute Solutions 12© 2026 Wesco International Switch and pad-mount cabinets, splices, termination kits Assemblies, conduit, insulators, poles, protective equipment Cable, insulators, grounding Breakers, regulators, steel structures, transformers

$669 $165 $(558) $(446) $324 $(100) Adjusted Net Income D&A and Other Accounts Receivable Inventory Accounts Payable Capex Free Cash Flow $54 ¹ Represents a four-quarter average of net working capital as of March 31, June 30, September 30 and December 31 as a percentage of revenue for the twelve months ended December 31. See appendix for non-GAAP definitions and reconciliations. Increased inventory and accounts receivable to support accelerating sales growth Free Cash Flow 13 8% of Adjusted Net Income FY 2025 ($ Millions) Net Working Capital (NWC)¹ % of FY Sales 21.4% 19.8% 20.1% 2023 2024 2025 © 2026 Wesco International

1 Bar sizes indicate the percentage of SBU sales of full year 2025. Expected reported sales of 5% to 8%, with organic sales range of 4% to 7% 2026 Strategic Business Unit Sales Growth Drivers 14 % of Wesco 2025 Sales 2026 Outlook SBU Sales Breakdown1 2025 Actual 2026 Outlook Reported Sales Growth Reported Sales Growth Communication & Security Solutions 39% Up HSD+ Construction Industrial OEM Electrical & Electronic Solutions 38% Up MSD Enterprise Network Infrastructure Security Data Center Utility & Broadband Solutions 23% Up LSD - MSD Utility Broadband Data Center expected to be up mid-teens % Construction Industrial OEM Utility Broadband Enterprise Network Infrastructure Security Data Center © 2026 Wesco International

Full-Year 2026 Outlook

2026 growth targets reflect solid momentum and continued operating execution

		2026 Outlook
Sales	**Organic sales growth**	4% - 7%
	Estimated Fx impact	~1%
	M&A and Workday impact	0%
	Reported sales growth	**5% - 8%**
	Reported sales	**$24.7 - $25.4 billion**
Adjusted EBITDA	**Adjusted EBITDA margin**	**6.6% - 7.0%**
Adjusted EPS	**Adjusted diluted EPS**	**$14.50 - $16.50**
Cash	**Free cash flow**	**$500 - $800 million**

2026 Outlook Assumptions

(millions, except effective tax rate)

	FY 2026
Depreciation and Amortization	~$195-$205
Cloud Computing Amortization Expense Adjustment	~$50
Stock Compensation Expense Adjustment	~$40
Interest Expense	~$360-$375
Other Expense, net	~$10
Capital Expenditures	~$100
Share Count	49-49.5
Effective Tax Rate	~26%-27% (~27% in Q2-Q4)

2026 Underlying Assumptions

- Cloud computing amortization and stock-based compensation are included in SG&A expense for adjusted EPS but are not included in adjusted EBITDA
- Carryover pricing expected to add ~2 points to the topline; the impact of future pricing is not incorporated in the outlook
- One mid-year interest rate cut of 25 bps incorporated into interest expense outlook wesco

See appendix for non-GAAP definitions and reconciliations.

© 2026 Wesco International
15

Positive momentum continued in January with preliminary sales per workday up ~15% First Quarter 2026 Outlook 16 Q1 Outlook YOY Reported Sales Up HSD Adjusted EBITDA % Up YOY (5)% 5% 15% Oct 24 Nov 24 Dec 24 Jan 25 Feb 25 Mar 25 Apr 25 May 25 Jun 25 Jul 25 Aug 25 Sep 25 Oct 25 Nov 25 Dec 25 YOY Organic Sales Trends Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 +2% +6% +7% +12% +9% © 2026 Wesco International

2025 Highlights and 2026 Outlook

Building strong momentum as we enter 2026, driven by broad-based growth and record backlog

Strong performance continued, with **organic sales up 9% YOY** in Q4 and for the full year 2025.

- Record annual sales of $23.5B in 2025, up 9% organically, with growth led by CSS up ~17% and EES up ~8%
- Second consecutive quarter of growth in Utility in Q4, driven by Investor-Owned Utilities
- Total data center sales up over 50% in 2025 and reached a record ~$4.3B, representing ~18% of total company sales
- Q4 adjusted EBITDA of $409 million, up 10% YOY
- Q4 adjusted earnings per share of $3.40, up 8% YOY
- Full year 2025 adjusted earnings per share of $12.91, up 6%

Record backlog sets the stage for strong 2026.

- Record year-end backlog, up 19%; record CSS backlog, up ~40%
- All three SBU's grew backlog at year-end
- Well positioned to continue to outperform our markets and benefit from secular growth trends of AI-driven data centers, increased power generation, electrification, automation and reshoring

Full-year 2026 outlook reflects **increasing momentum** seen throughout 2025.

- Strong start to 2026 with preliminary January sales per workday up ~15%
- Looking ahead in 2026, we anticipate meaningful improvement in both EBITDA margin and free cash flow
- Initiating 2026 outlook with a reported sales growth range of 5%-8%, adjusted EBITDA margin of ~6.8% at the mid-point, adjusted EPS range of $14.50 to $16.50 and free cash flow between $500-$800 million wesco

See appendix for non-GAAP definitions and reconciliations.

© 2026 Wesco International
17

18 Appendix © 2026 Wesco International

Workdays Q1 Q2 Q3 Q4 FY 2024 63 64 64 63 254 2025 62 64 64 63 253 2026 62 64 64 63 253 2023 63 64 63 62 252 © 2026 Wesco International 19

Organic Sales Growth

($ Millions)	Three Months Ended		Growth/(Decline)				
	December 31, 2025	December 31, 2024	Reported Sales	Acquisition	Foreign Exchange	Workday	Organic Sales
EES(1)	$2,272.9	$2,082.5	9.1 %	— %	0.3 %	— %	8.8 %
CSS(1)	2,424.7	2,087.1	16.2 %	1.7 %	1.0 %	— %	13.5 %
UBS	1,371.0	1,330.1	3.1 %	— %	— %	— %	3.1 %
Total net sales	$6,068.6	$5,499.7	10.3 %	0.6 %	0.5 %	— %	9.2 %

($ Millions)	Twelve Months Ended		Growth/(Decline)				
	December 31, 2025	December 31, 2024	Reported Sales	Acquisition/ Divestiture	Foreign Exchange	Workday	Organic Sales
EES(1)	$8,955.5	$8,391.7	6.7 %	— %	(0.4) %	(0.4)%	7.5 %
CSS(1)	9,101.0	7,692.1	18.3 %	1.9 %	0.1 %	(0.4)%	16.7 %
UBS	5,454.4	5,735.0	(4.9) %	(3.3) %	(0.2) %	(0.4)%	(1.0) %
Total net sales	$23,510.9	$21,818.8	7.8 %	(0.2) %	(0.2) %	(0.4)%	8.6 %

(1) In the first quarter of 2025, a portion of the EES reportable segment was moved to the CSS reportable segment as a result of operational realignment. As a result, the reportable segment financial information for the three months and year ended December 31, 2024 has been recast to conform to the current year presentation. The recast does not impact previously reported condensed consolidated results.

Organic sales growth is a non-GAAP financial measure of sales performance. Organic sales growth is calculated by deducting the percentage impact from acquisitions and divestitures for one year following the respective transaction, fluctuations in foreign exchange rates and number of workdays from the reported percentage change in consolidated net sales. Workday impact represents the change in the number of operating days period-over-period after adjusting for weekends and public holidays in the United States. The fourth quarter of 2025 had the same number of workdays as the fourth quarter of 2024, and 2025 had one less workday compared to 2024.

wesco

© 2026 Wesco International
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Gross Profit ($ Millions) Three Months Ended Twelve Months Ended December 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Net sales $6,068.6 $5,499.7 $23,510.9 $21,818.8 Cost of goods sold (excluding depreciation and amortization) 4,782.3 4,335.7 18,538.9 17,106.2 Gross profit $1,286.3 $1,164.0 $4,972.0 $4,712.6 Gross margin 21.2% 21.2% 21.1% 21.6 % Gross profit is a financial measure commonly used in the distribution industry. Gross profit is calculated by deducting cost of goods sold, excluding depreciation and amortization, from net sales. Gross margin is calculated by dividing gross profit by net sales. © 2026 Wesco International 21

Business Unit Gross Profit and Gross Margin Electrical & Electronic Solutions (EES)(1) Three Months Ended Gross Profit: December 31, 2025 December 31, 2024 Net sales $2,272.9 $2,082.5 Cost of goods sold (excluding depreciation and amortization) 1,734.7 1,598.5 Gross profit $538.2 $484.0 Gross margin 23.7% 23.2% (1) In the first quarter of 2025, a portion of the EES reportable segment was moved to the CSS reportable segment as a result of operational realignment. As a result, the reportable segment financial information for the three months ended December 31, 2024 has been recast to conform to the current year presentation. The recast does not impact previously reported condensed consolidated results. Gross profit is a financial measure commonly used in the distribution industry. Gross profit is calculated by deducting cost of goods sold, excluding depreciation and amortization, from net sales. Gross margin is calculated by dividing gross profit by net sales. Communications & Security Solutions (CSS)(1) Three Months Ended Gross Profit: December 31, 2025 December 31, 2024 Net sales $2,424.7 $2,087.1 Cost of goods sold (excluding depreciation and amortization) 1,914.5 1,652.8 Gross profit $510.2 $434.3 Gross margin 21.0% 20.8% Utility & Broadband Solutions (UBS) Three Months Ended Gross Profit: December 31, 2025 December 31, 2024 Net sales $1,371.0 $1,330.1 Cost of goods sold (excluding depreciation and amortization) 1,133.1 1,084.4 Gross profit $237.9 $245.7 Gross margin 17.4% 18.5% ($ Millions) © 2026 Wesco International 22

Utility & Broadband Solutions (UBS) Twelve Months Ended Gross Profit: December 31, 2025 December 31, 2024 Net sales $5,454.4 $5,735.0 Cost of goods sold (excluding depreciation and amortization) 4,476.9 4,670.0 Gross profit $977.5 $1,065.0 Gross margin 17.9% 18.6% Business Unit Gross Profit and Gross Margin - Full Year Electrical & Electronic Solutions (EES)(1) Twelve Months Ended Gross Profit: December 31, 2025 December 31, 2024 Net sales $8,955.5 $8,391.7 Cost of goods sold (excluding depreciation and amortization) 6,877.0 6,401.0 Gross profit $2,078.5 $1,990.7 Gross margin 23.2% 23.7% (1) In the first quarter of 2025, a portion of the EES reportable segment was moved to the CSS reportable segment as a result of operational realignment. As a result, the reportable segment financial information for the year ended December 31, 2024 has been recast to conform to the current year presentation. The recast does not impact previously reported condensed consolidated results. Gross profit is a financial measure commonly used in the distribution industry. Gross profit is calculated by deducting cost of goods sold, excluding depreciation and amortization, from net sales. Gross margin is calculated by dividing gross profit by net sales. Communications & Security Solutions (CSS)(1) Twelve Months Ended Gross Profit: December 31, 2025 December 31, 2024 Net sales $9,101.0 $7,692.1 Cost of goods sold (excluding depreciation and amortization) 7,185.0 6,035.2 Gross profit $1,916.0 $1,656.9 Gross margin 21.1% 21.5% ($ Millions) © 2026 Wesco International 23

Free Cash Flow ($ Millions) Twelve Months Ended December 31, 2025 Cash flow provided by operations $125.0 Less: Capital expenditures (99.8) Add: Other adjustments 28.6 Free cash flow $53.8 Adjusted net income $668.5 Percentage of adjusted net income 8.0 % Free cash flow is a non-GAAP financial measure of liquidity. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to fund investing and financing activities. For the twelve months ended December 31, 2025, the Company paid for certain costs related to digital transformation and restructuring. Such expenditures have been added back to operating cash flow to determine free cash flow for such periods. Our calculation of free cash flow may not be comparable to similar measures used by other companies. © 2026 Wesco International 24

Net Working Capital - December 31, 2025 ($ Millions) As of Four-Quarter Average as of March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 December 31, 2025 Trade accounts receivable, net $3,641.3 $3,942.8 $4,204.2 $4,069.6 Inventories 3,740.2 3,971.2 4,059.1 4,008.8 Accounts payable 3,025.8 3,291.4 3,375.1 3,030.5 Net working capital $4,355.7 $4,622.6 $4,888.2 $5,047.9 $4,728.6 Three Months Ended Twelve Months Ended March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 December 31, 2025 Net sales $5,343.7 $5,899.6 $6,199.1 $6,068.6 $23,510.9 Average net working capital % of TTM December 31, 2025 net sales 20.1 % Net working capital is a non-GAAP financial measure of short-term liquidity. Net working capital is calculated by subtracting accounts payable from the sum of trade accounts receivable, net and inventories. Net working capital represents our ability to fund our short-term operational expenses. Our calculation of net working capital may not be comparable to similar measures used by other companies. © 2026 Wesco International 25

Net Working Capital - December 31, 2024 ($ Millions) As of Four-Quarter Average as of March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 December 31, 2024 Trade accounts receivable, net $3,526.7 $3,654.6 $3,629.1 $3,454.4 Inventories 3,525.4 3,505.8 3,630.1 3,501.7 Accounts payable 2,974.3 2,688.9 2,839.1 2,670.6 Net working capital $4,077.8 $4,471.5 $4,420.1 $4,285.5 $4,313.7 Three Months Ended Twelve Months Ended March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 December 31, 2024 Net sales $5,350.0 $5,479.7 $5,489.4 $5,499.7 $21,818.8 Average net working capital % of TTM December 31, 2024 net sales 19.8 % Net working capital is a non-GAAP financial measure of short-term liquidity. Net working capital is calculated by subtracting accounts payable from the sum of trade accounts receivable, net and inventories. Net working capital represents our ability to fund our short-term operational expenses. Our calculation of net working capital may not be comparable to similar measures used by other companies. © 2026 Wesco International 26

Net Working Capital - December 31, 2023 ($ Millions) As of Four-Quarter Average as of March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 December 31, 2023 Trade accounts receivable, net $3,807.4 $3,850.7 $3,795.0 $3,639.5 Inventories 3,729.5 3,584.3 3,541.4 3,572.1 Accounts payable 2,648.3 2,662.7 2,650.0 2,431.5 Net working capital $4,888.6 $4,772.3 $4,686.4 $4,780.1 $4,781.9 Three Months Ended Twelve Months Ended March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 December 31, 2023 Net sales $5,521.9 $5,745.5 $5,644.4 $5,473.4 $22,385.2 Average net working capital % of TTM December 31, 2023 net sales 21.4 % Net working capital is a non-GAAP financial measure of short-term liquidity. Net working capital is calculated by subtracting accounts payable from the sum of trade accounts receivable, net and inventories. Net working capital represents our ability to fund our short-term operational expenses. Our calculation of net working capital may not be comparable to similar measures used by other companies. © 2026 Wesco International 27

Adjusted EBITDA – Q4 2025

EBITDA and Adjusted EBITDA by Segment

($ Millions)	Three Months Ended December 31, 2025				
	EES	CSS	UBS	Corporate	Total
Net income attributable to common stockholders	$176.0	$168.1	$122.3	$(301.2)	$165.2
Net income (loss) attributable to noncontrolling interests	0.1	1.0	—	(0.1)	1.0
Gain on redemption of Series A Preferred Stock	—	—	—	(5.3)	(5.3)
Provision for income taxes[1]	—	—	—	57.6	57.6
Interest expense, net[1]	—	—	—	108.6	108.6
Depreciation and amortization	13.3	20.2	9.4	8.8	51.7
EBITDA	$189.4	$189.3	$131.7	$(131.6)	$378.8
Other expense (income), net	3.3	30.7	—	(36.5)	(2.5)
Stock-based compensation expense	1.0	1.3	0.4	8.5	11.2
Digital transformation costs[2]	—	—	—	11.0	11.0
Cloud computing arrangement amortization[3]	—	—	—	10.1	10.1
Adjusted EBITDA	$193.7	$221.3	$132.1	$(138.5)	$408.6
Adjusted EBITDA margin %	8.5 %	9.1 %	9.6 %		6.7 %

(1) The reportable segments do not incur income taxes and interest expense as these costs are centrally controlled through the Corporate tax and treasury functions.

(2) Digital transformation costs include costs associated with certain digital transformation initiatives.

(3) Cloud computing arrangement amortization consists of expense recognized in selling, general and administrative expenses for capitalized implementation costs for cloud computing arrangements to support our digital transformation initiatives.

EBITDA, Adjusted EBITDA and Adjusted EBITDA margin % are non-GAAP financial measures that provide indicators of the Company's performance and its ability to meet debt service requirements. For the three months ended December 31, 2025, Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization before other non-operating expenses (income), non-cash stock-based compensation expense, digital transformation costs, and cloud computing arrangement amortization.

wesco

© 2026 Wesco International 28

Adjusted EBITDA – Q4 2024

EBITDA and Adjusted EBITDA by Segment

($ Millions)

	Three Months Ended December 31, 2024				
	EES[1]	CSS[1]	UBS	Corporate	Total
Net income attributable to common stockholders	$157.9	$130.9	$135.3	$(273.1)	$151.0
Net income (loss) attributable to noncontrolling interests	0.2	0.4	—	(0.1)	0.5
Preferred stock dividends	—	—	—	14.4	14.4
Provision for income taxes[2]	—	—	—	43.5	43.5
Interest expense, net[2]	—	—	—	85.1	85.1
Depreciation and amortization	11.8	17.7	7.2	8.9	45.6
EBITDA	$169.9	$149.0	$142.5	$(121.3)	$340.1
Other (income) expense, net	(4.6)	21.2	0.8	(10.8)	6.6
Stock-based compensation expense	1.1	1.6	0.8	5.8	9.3
Digital transformation costs[3]	—	—	—	7.4	7.4
Cloud computing arrangement amortization[4]	—	—	—	4.4	4.4
Restructuring costs[5]	—	—	—	2.6	2.6
Excise taxes on excess pension plan assets[6]	—	—	—	0.1	0.1
Adjusted EBITDA	$166.4	$171.8	$144.1	$(111.8)	$370.5
Adjusted EBITDA margin %	8.0 %	8.2 %	10.8 %		6.7 %

(1) In the first quarter of 2025, a portion of the EES reportable segment was moved to the CSS reportable segment as a result of operational realignment. As a result, the reportable segment financial information for the three months ended December 31, 2024 has been recast to conform to the current year presentation. The recast does not impact previously reported condensed consolidated results.

(2) The reportable segments do not incur income taxes and interest expense as these costs are centrally controlled through the Corporate tax and treasury functions.

(3) Digital transformation costs include costs associated with certain digital transformation initiatives.

(4) Cloud computing arrangement amortization consists of expense recognized in selling, general and administrative expenses for capitalized implementation costs for cloud computing arrangements to support our digital transformation initiatives.

(5) Restructuring costs include severance costs incurred pursuant to an ongoing restructuring plan.

(6) Excise taxes on excess pension plan assets represent the excise taxes applicable to the excess pension plan assets following the final settlement of the Company's U.S. pension plan.

EBITDA, Adjusted EBITDA and Adjusted EBITDA margin % are non-GAAP financial measures that provide indicators of the Company's performance and its ability to meet debt service requirements. For the three months ended December 31, 2024, Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization before other non-operating expenses (income), non-cash stock-based compensation expense, digital transformation costs, cloud computing arrangement amortization, restructuring costs, and excise taxes on excess pension plan assets represent the excise taxes applicable to the excess pension plan assets following the final settlement of the Company's U.S. pension plan.

wesco

© 2026 Wesco International
29

Adjusted EBITDA – 2025

EBITDA and Adjusted EBITDA by Segment

($ Millions)	Year Ended December 31, 2025				
	EES	CSS	UBS	Corporate	Total
Net income attributable to common stockholders	$646.5	$649.1	$531.0	$(1,180.8)	$645.8
Net income (loss) attributable to noncontrolling interests	0.5	2.9	—	(1.1)	2.3
Gain on redemption of Series A Preferred Stock	—	—	—	(32.9)	(32.9)
Preferred stock dividends	—	—	—	27.3	27.3
Provision for income taxes[1]	—	—	—	213.4	213.4
Interest expense, net[1]	—	—	—	386.7	386.7
Depreciation and amortization	50.5	77.7	32.6	36.8	197.6
EBITDA	$697.5	$729.7	$563.6	$(550.6)	$1,440.2
Other expense (income), net	16.0	64.4	(2.6)	(87.4)	(9.6)
Stock-based compensation expense	4.1	5.3	1.8	29.3	40.5
Digital transformation costs[2]	—	—	—	35.2	35.2
Cloud computing arrangement amortization[3]	—	—	—	30.2	30.2
Adjusted EBITDA	$717.6	$799.4	$562.8	$(543.3)	$1,536.5
Adjusted EBITDA margin %	8.0 %	8.8 %	10.3 %		6.5 %

(1) The reportable segments do not incur income taxes and interest expense as these costs are centrally controlled through the Corporate tax and treasury functions.

(2) Digital transformation costs include costs associated with certain digital transformation initiatives.

(3) Cloud computing arrangement amortization consists of expense recognized in selling, general and administrative expenses for capitalized implementation costs for cloud computing arrangements to support our digital transformation initiatives.

EBITDA, Adjusted EBITDA and Adjusted EBITDA margin % are non-GAAP financial measures that provide indicators of the Company's performance and its ability to meet debt service requirements. For the year ended December 31, 2025, Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization before other non-operating expenses (income), non-cash stock-based compensation expense, digital transformation costs, cloud computing arrangement amortization and restructuring costs.

wesco

© 2026 Wesco International 30

Adjusted EBITDA – 2024

EBITDA and Adjusted EBITDA by Segment

($ Millions)	Year Ended December 31, 2024				
	EES[1]	CSS[1]	UBS	Corporate	Total
Net income attributable to common stockholders	$641.0	$496.8	$733.0	$(1,210.6)	$660.2
Net (loss) income attributable to noncontrolling interests	(1.1)	2.3	—	0.6	1.8
Preferred stock dividends	—	—	—	57.4	57.4
Provision for income taxes[2]	—	—	—	231.6	231.6
Interest expense, net[2]	—	—	—	364.9	364.9
Depreciation and amortization	46.4	71.9	28.5	36.4	183.2
EBITDA	$686.3	$571.0	$761.5	$(519.7)	$1,499.1
Other expense (income), net[3]	9.1	61.2	(121.2)	(41.8)	(92.7)
Stock-based compensation expense	4.4	6.6	3.1	14.8	28.9
Digital transformation costs[4]	—	—	—	24.9	24.9
Loss on abandonment of assets[5]	—	—	—	17.8	17.8
Cloud computing arrangement amortization[6]	—	—	—	14.1	14.1
Restructuring costs[7]	—	—	—	12.1	12.1
Excise taxes on excess pension plan assets[8]	—	—	—	4.9	4.9
Adjusted EBITDA	$699.8	$638.8	$643.4	$(472.9)	$1,509.1
Adjusted EBITDA margin %	8.3 %	8.3 %	11.2 %		6.9 %

(1) In the first quarter of 2025, a portion of the EES reportable segment was moved to the CSS reportable segment as a result of operational realignment. As a result, the reportable segment financial information for the year ended December 31, 2024 has been recast to conform to the current year presentation. The recast does not impact previously reported condensed consolidated results.

(2) The reportable segments do not incur income taxes and interest expense as these costs are centrally controlled through the Corporate tax and treasury functions.

(3) Other income for the UBS segment includes the gain on the divestiture of the WIS business.

(4) Digital transformation costs include costs associated with certain digital transformation initiatives.

(5) Loss on abandonment of assets represents the write-off of certain capitalized cloud computing arrangement implementation costs relating to a third-party developed operations management software product in favor of an application with functionality that better suits the Company's operation.

(6) Cloud computing arrangement amortization consists of expense recognized in selling, general and administrative expenses for capitalized implementation costs for cloud computing arrangements to support our digital transformation initiatives.

(7) Restructuring costs include severance costs incurred pursuant to an ongoing restructuring plan.

(8) Excise taxes on excess pension plan assets represent the excise taxes applicable to the excess pension plan assets following the final settlement of the Company's U.S. pension plan.

EBITDA, Adjusted EBITDA and Adjusted EBITDA margin % are non-GAAP financial measures that provide indicators of the Company's performance and its ability to meet debt service requirements. For the year ended December 31, 2024, Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization before other non-operating expenses (income), non-cash stock-based compensation expense, digital transformation costs, loss on abandonment of assets, cloud computing arrangement amortization, restructuring costs and excise taxes on excess pension plan assets related to the final settlement of the Anixter Inc. Pension Plan.

wesco

© 2026 Wesco International 31

Adjusted SG&A, Income from Operations, Other (Income) Expense, and Provision for Income Taxes

($ Millions)	Three Months Ended		Twelve Months Ended	
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Adjusted SG&A Expenses:				
Selling, general and administrative expenses	$910.0	$817.3	$3,541.4	$3,306.2
Digital transformation costs(1)	(11.0)	(7.4)	(35.2)	(24.9)
Restructuring costs(2)	—	(2.6)	—	(12.1)
Loss on abandonment of assets(3)	—	—	—	(17.8)
Excise taxes on excess pension plan assets(4)	—	(0.1)	—	(4.9)
Adjusted selling, general and administrative expenses	$899.0	$807.2	$3,506.2	$3,246.5
Percentage of net sales	14.8 %	14.7 %	14.9 %	14.9 %
Adjusted Income from Operations:				
Income from operations	$324.6	$301.1	$1,233.0	$1,223.2
Digital transformation costs(1)	11.0	7.4	35.2	24.9
Restructuring costs(2)	—	2.6	—	12.1
Loss on abandonment of assets(3)	—	—	—	17.8
Excise taxes on excess pension plan assets(4)	—	0.1	—	4.9
Adjusted income from operations	$335.6	$311.2	$1,268.2	$1,282.9
Adjusted income from operations margin %	5.5 %	5.7 %	5.4 %	5.9 %
Adjusted Other (Income) Expense, net:				
Other (income) expense, net	$(2.5)	$6.6	$(9.6)	$(92.7)
Loss on termination of business arrangement(5)	—	0.2	(0.3)	(3.6)
Pension settlement cost(6)	—	0.8	—	(2.5)
Gain on divestiture	—	—	—	122.2
Adjusted other (income) expense, net	$(2.5)	$7.6	$(9.9)	$23.4
Adjusted Provision for Income Taxes:				
Provision for income taxes	$57.6	$43.5	$213.4	$231.6
Income tax effect of adjustments to income from operations and other (income) expense, net(7)	3.0	2.7	9.5	(14.8)
Adjusted provision for income taxes	$60.6	$46.2	$222.9	$216.8

(1) Digital transformation costs include costs associated with certain digital transformation initiatives.

(2) Restructuring costs include severance costs incurred pursuant to an ongoing restructuring plan.

(3) Loss on abandonment of assets represents the write-off of certain capitalized cloud computing arrangement implementation costs relating to a third-party developed operations management software product in favor of an application with functionality that better suits the Company's operations.

(4) Excise taxes on excess pension plan assets represent the excise taxes applicable to the excess pension plan assets following the final settlement of the Company's U.S. pension plan.

(5) Loss on termination of business arrangement represents the loss recognized as a result of management's decision to terminate a business arrangement with a third party.

(6) Pension settlement cost represents expense related to the settlement of the Company's U.S. pension plan.

(7) The adjustments to income from operations and other (income) expense, net have been tax effected at rates of 27.1% and 26.6% for the three and twelve months ended December 31, 2025, respectively, and 29.7% and 26.2% for the three and twelve months ended December 31, 2024, respectively.

wesco

© 2026 Wesco International 32

Adjusted Net Income Attributable to Common Stockholders ($ Millions) Three Months Ended Twelve Months Ended December 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Adjusted Net Income Attributable to Common Stockholders: Net income attributable to common stockholders $165.2 $151.0 $645.8 $660.2 Digital transformation costs(1) 11.0 7.4 35.2 24.9 Restructuring costs(2) — 2.6 — 12.1 Loss on abandonment of assets(3) — — — 17.8 Excise taxes on excess pension plan assets(4) — 0.1 — 4.9 Gain on divestiture — — — (122.2) Loss on termination of business arrangement(5) — (0.2) 0.3 3.6 Pension settlement cost(6) — (0.8) — 2.5 Income tax effect of adjustments to income from operations and other (income) expense, net(7) (3.0) (2.7) (9.5) 14.8 Gain on redemption of Series A Preferred Stock (5.3) — (32.9) — Adjusted net income attributable to common stockholders $167.9 $157.4 $638.9 $618.6 (1) Digital transformation costs include costs associated with certain digital transformation initiatives. (2) Restructuring costs include severance costs incurred pursuant to an ongoing restructuring plan. (3) Loss on abandonment of assets represents the write-off of certain capitalized cloud computing arrangement implementation costs relating to a third-party developed operations management software product in favor of an application with functionality that better suits the Company’s operations. (4) Excise taxes on excess pension plan assets represent the excise taxes applicable to the excess pension plan assets following the final settlement of the Company's U.S. pension plan. (5) Loss on termination of business arrangement represents the loss recognized as a result of management's decision to terminate a business arrangement with a third party. (6) Pension settlement cost represents expense related to the final settlement of the Company's U.S. pension plan. Reduction to pension settlement cost during the three months ended December 31, 2024 represents income as a result of the finalization of the liabilities transferred as part of the settlement of the Company's U.S. pension plan. (7) The adjustments to income from operations and other (income) expense, net have been tax effected at rates of 27.1% and 26.6% for the three and twelve months ended December 31, 2025, respectively, and 29.7% and 26.2% for the three and twelve months ended December 31, 2024, respectively. © 2026 Wesco International 33

Adjusted Earnings Per Diluted Share ($ Millions, except for per share data) Three Months Ended Twelve Months Ended December 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Adjusted income from operations $335.6 $311.2 $1,268.2 $1,282.9 Interest expense, net 108.6 85.1 386.7 364.9 Adjusted other (income) expense, net (2.5) 7.6 (9.9) 23.4 Adjusted income before income taxes 229.5 218.5 891.4 894.6 Adjusted provision for income taxes 60.6 46.2 222.9 216.8 Adjusted net income 168.9 172.3 668.5 677.8 Net income attributable to noncontrolling interests 1.0 0.5 2.3 1.8 Adjusted net income attributable to WESCO International, Inc. 167.9 171.8 666.2 676.0 Preferred stock dividends — 14.4 27.3 57.4 Adjusted net income attributable to common stockholders $167.9 $157.4 $638.9 $618.6 Diluted shares 49.4 49.8 49.5 50.6 Adjusted earnings per diluted share $3.40 $3.16 $12.91 $12.23 For the three months For the three and twelve months ended December 31, 2025, SG&A expenses, income from operations, other non-operating expense (income), the provision for income taxes, net income attributable to common stockholders and earnings per diluted share have been adjusted to exclude digital transformation costs, restructuring costs, the loss on termination of business arrangement, and the related income tax effects, and the gain on redemption of the Company's Series A Preferred Stock. For the three and twelve months ended December 31, 2024, SG&A expenses, income from operations, other non-operating (income) expense, the provision for income taxes, net income attributable to common stockholders, and earnings per diluted share have been adjusted to exclude digital transformation costs, the loss on abandonment of assets, restructuring costs, excise taxes on excess pension plan assets, the gain recognized on the divestiture of the WIS business, the loss on termination of business arrangement, pension settlement cost, and the related income tax effects. © 2026 Wesco International 34

Financial Leverage

($ Millions, except ratios)

	Twelve Months Ended	
	December 31, 2025	December 31, 2024
Net income attributable to common stockholders	$645.8	$660.2
Net income attributable to noncontrolling interests	2.3	1.8
Gain on redemption of Series A Preferred Stock	(32.9)	—
Preferred stock dividends	27.3	57.4
Provision for income taxes	213.4	231.6
Interest expense, net	386.7	364.9
Depreciation and amortization	197.6	183.2
EBITDA	$1,440.2	$1,499.1
Other income, net	(9.6)	(92.7)
Stock-based compensation expense	40.5	28.9
Digital transformation costs[1]	35.2	24.9
Cloud computing arrangement amortization[2]	30.2	14.1
Restructuring costs[3]	—	12.1
Loss on abandonment of assets[4]	—	17.8
Excise taxes on excess pension plan assets costs[5]	—	4.9
Adjusted EBITDA	$1,536.5	$1,509.1
	As of	
	December 31, 2025	December 31, 2024
Short-term debt and current portion of long-term debt, net	$25.0	$19.5
Long-term debt, net	5,756.4	5,045.5
Debt discount and debt issuance costs[6]	48.0	47.2
Fair value adjustments to the Anixter Senior Notes[6]	—	(0.1)
Total debt	5,829.4	5,112.1
Less: Cash and cash equivalents	604.8	702.6
Total debt, net of cash	$5,224.6	$4,409.5
Financial leverage ratio	3.4	2.9

(1) Digital transformation costs include costs associated with certain digital transformation initiatives.

(2) Cloud computing arrangement amortization consists of expense recognized in selling, general and administrative expenses for capitalized implementation costs for cloud computing arrangements to support our digital transformation initiatives.

(3) Restructuring costs include severance costs incurred pursuant to an ongoing restructuring plan.

(4) Loss on abandonment of assets represents the write-off of certain capitalized cloud computing arrangement implementation costs relating to a third-party developed operations management software product in favor of an application with functionality that better suits the Company's operations.

(5) Excise taxes on excess pension plan assets represent the excise taxes applicable to the excess pension plan assets following the final settlement of the Company's U.S. pension plan.

(6) Debt is presented in the condensed consolidated balance sheets net of debt issuance and debt discount costs, and includes adjustments to record the long-term debt assumed in the merger with Anixter at its acquisition date fair value.

Financial leverage is a non-GAAP measure of the use of debt. Financial leverage ratio is calculated by dividing total debt, excluding debt discount, debt issuance costs and fair value adjustments, net of cash, by adjusted EBITDA. EBITDA is defined as the trailing twelve months earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as the trailing twelve months EBITDA before other non-operating expense (income), non-cash stock-based compensation expense, digital transformation costs, cloud computing arrangement amortization, restructuring costs, loss on abandonment of assets, and excise taxes on excess pension plan assets related to the final settlement of the Anixter Inc. Pension Plan.

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Inter-Segment Business Transfer – 1Q24 and 2Q24

Recast results for EES and CSS

($ Millions)

	Three Months Ended March 31, 2024			
	EES	CSS	UBS	Reportable Segments Total
Net sales	$2,064.3	$1,704.8	$1,580.9	$5,350.0
Less: **Cost of goods sold** (excluding depreciation and amortization)	1,580.9	1,333.6	1,297.6	4,212.1
Selling, general and administrative payroll expenses(1)(3)	212.7	149.6	68.0	430.3
Other segment items(2)	108.9	90.4	45.9	245.2
Adjusted EBITDA	$161.8	$131.2	$169.4	$462.4
Adjusted EBITDA margin %	7.8 %	7.7 %	10.7 %	

(1) Selling, general and administrative payroll expenses includes salaries, benefits, commissions, incentives, temporary labor, and other payroll expenses.

(2) Other segment items primarily includes allocated expenses (which includes employee-related allocations), transportation costs, facility costs (including rent and utilities), employee expenses (including travel and entertainment), credit losses, professional and consulting fees, supplies, real estate and personal property taxes, sales promotion expenses, and gains (losses) on the sale, disposal, or abandonment of property and equipment.

(3) Stock-based compensation expense is excluded from selling, general and administrative payroll expenses, as this is an adjustment to calculate adjusted EBITDA.

($ Millions)

	Three Months Ended June 30, 2024			
	EES	CSS	UBS	Reportable Segments Total
Net sales	$2,134.5	$1,904.3	$1,440.9	$5,479.7
Less: **Cost of goods sold** (excluding depreciation and amortization)	1,623.1	1,492.0	1,166.6	4,281.7
Selling, general and administrative payroll expenses(1)(3)	212.6	157.0	58.2	427.8
Other segment items(2)	108.6	99.8	42.6	251.0
Adjusted EBITDA	$190.2	$155.5	$173.5	$519.2
Adjusted EBITDA margin %	8.9 %	8.2 %	12.0 %	

(1) Selling, general and administrative payroll expenses includes salaries, benefits, commissions, incentives, temporary labor, and other payroll expenses.

(2) Other segment items primarily includes allocated expenses (which includes employee-related allocations), transportation costs, facility costs (including rent and utilities), employee expenses (including travel and entertainment), credit losses, professional and consulting fees, supplies, real estate and personal property taxes, sales promotion expenses, and gains (losses) on the sale, disposal, or abandonment of property and equipment.

(3) Stock-based compensation expense is excluded from selling, general and administrative payroll expenses, as this is an adjustment to calculate adjusted EBITDA.

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Inter-Segment Business Transfer – 3Q24 and 4Q24

Recast results for EES and CSS

($ Millions)	Three Months Ended September 30, 2024			
	EES	CSS	UBS	Reportable Segments Total
Net sales	$2,110.4	$1,995.9	$1,383.1	$5,489.4
Less: **Cost of goods sold** (excluding depreciation and amortization)	1,598.6	1,556.7	1,121.4	4,276.7
Selling, general and administrative payroll expenses(1)(3)	216.8	160.4	60.9	438.1
Other segment items(2)	113.7	98.6	44.3	256.6
Adjusted EBITDA	$181.3	$180.2	$156.5	$518.0
Adjusted EBITDA margin %	8.6 %	9.0 %	11.3 %	

(1) Selling, general and administrative payroll expenses includes salaries, benefits, commissions, incentives, temporary labor, and other payroll expenses.

(2) Other segment items primarily includes allocated expenses (which includes employee-related allocations), transportation costs, facility costs (including rent and utilities), employee expenses (including travel and entertainment), credit losses, professional and consulting fees, supplies, real estate and personal property taxes, sales promotion expenses, and gains (losses) on the sale, disposal, or abandonment of property and equipment.

(3) Stock-based compensation expense is excluded from selling, general and administrative payroll expenses, as this is an adjustment to calculate adjusted EBITDA.

($ Millions)	Three Months Ended December 31, 2024			
	EES	CSS	UBS	Reportable Segments Total
Net sales	$2,082.5	$2,087.1	$1,330.1	$5,499.7
Less: **Cost of goods sold** (excluding depreciation and amortization)	1,598.5	1,652.8	1,084.4	4,335.7
Selling, general and administrative payroll expenses(1)(3)	200.0	159.6	57.8	417.4
Other segment items(2)	117.6	102.9	43.8	264.3
Adjusted EBITDA	$166.4	$171.8	$144.1	$482.3
Adjusted EBITDA margin %	8.0 %	8.2 %	10.8 %	

(1) Selling, general and administrative payroll expenses includes salaries, benefits, commissions, incentives, temporary labor, and other payroll expenses.

(2) Other segment items primarily includes allocated expenses (which includes employee-related allocations), transportation costs, facility costs (including rent and utilities), employee expenses (including travel and entertainment), credit losses, professional and consulting fees, supplies, real estate and personal property taxes, sales promotion expenses, and gains (losses) on the sale, disposal, or abandonment of property and equipment.

(3) Stock-based compensation expense is excluded from selling, general and administrative payroll expenses, as this is an adjustment to calculate adjusted EBITDA.

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Inter-Segment Business Transfer – FY23 and FY24

Recast results for EES and CSS

($ Millions)	Year Ended December 31, 2023			
	EES	CSS	UBS	Reportable Segments Total
Net sales	$8,449.8	$7,312.7	$6,622.7	$22,385.2
Less: **Cost of goods sold** (excluding depreciation and amortization)	6,455.7	5,645.1	5,440.7	17,541.5
Selling, general and administrative payroll expenses(1)(3)	861.0	605.2	275.5	1,741.7
Other segment items(2)	426.9	357.4	167.2	951.5
Adjusted EBITDA	$706.2	$705.0	$739.3	$2,150.5
Adjusted EBITDA margin %	8.4 %	9.6 %	11.2 %	

(1) Selling, general and administrative payroll expenses includes salaries, benefits, commissions, incentives, temporary labor, and other payroll expenses.

(2) Other segment items primarily includes allocated expenses (which includes employee-related allocations), transportation costs, facility costs (including rent and utilities), employee expenses (including travel and entertainment), credit losses, professional and consulting fees, supplies, real estate and personal property taxes, sales promotion expenses, and gains (losses) on the sale, disposal, or abandonment of property and equipment.

(3) Stock-based compensation expense is excluded from selling, general and administrative payroll expenses, as this is an adjustment to calculate adjusted EBITDA.

($ Millions)	Year Ended December 31, 2024			
	EES	CSS	UBS	Reportable Segments Total
Net sales	$8,391.7	$7,692.1	$5,735.0	$21,818.8
Less: **Cost of goods sold** (excluding depreciation and amortization)	6,401.0	6,035.2	4,670.0	17,106.2
Selling, general and administrative payroll expenses(1)(3)	842.1	626.6	244.9	1,713.6
Other segment items(2)	448.8	391.5	176.7	1,017.0
Adjusted EBITDA	$699.8	$638.8	$643.4	$1,982.0
Adjusted EBITDA margin %	8.3 %	8.3 %	11.2 %	

(1) Selling, general and administrative payroll expenses includes salaries, benefits, commissions, incentives, temporary labor, and other payroll expenses.

(2) Other segment items primarily includes allocated expenses (which includes employee-related allocations), transportation costs, facility costs (including rent and utilities), employee expenses (including travel and entertainment), credit losses, professional and consulting fees, supplies, real estate and personal property taxes, sales promotion expenses, and gains (losses) on the sale, disposal, or abandonment of property and equipment.

(3) Stock-based compensation expense is excluded from selling, general and administrative payroll expenses, as this is an adjustment to calculate adjusted EBITDA.

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